Ohio National Fund, Inc.

Supplement dated July 7, 2016

to the Prospectus dated May 1, 2016

The following supplements and amends the prospectus dated May 1, 2016, as previously supplemented:

Small Cap Growth Portfolio

Under the section “Management,” the following information replaces the corresponding section in its entirety:

Ohio National Investments, Inc. serves as the investment adviser for the Portfolio, which is managed by Janus, the sub-adviser of the Portfolio. Jonathan D. Coleman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has managed or co-managed since May 2013. Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Portfolio, which he has co-managed since July 2016.

Fund Management

Under the section “Management of Portfolios,” the following information is added:

Scott Stutzman, CFA, is Executive Vice President and Co-Portfolio Manager of the Small Cap Growth Portfolio, which he has co-managed since July 2016. Mr. Stutzman is also Portfolio Manager of other Janus accounts and performs duties as a research analyst. He joined Janus Capital in 2007 as a research analyst. Mr. Stutzman holds a Bachelor of Science degree in Industrial Engineering and Management Sciences from Northwestern University, and a Master of Business Administration degree, with a concentration in Finance, from Columbia University. Mr. Stutzman holds the Chartered Financial Analyst designation and has 14 years of financial industry experience.